Exhibit 99.1

Autonomous vehicle software for industrial and commercial enterprises

However, there can be no assurance that management's expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed or indicated by the forward - looking statements. Forward - looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward - looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company's reports filed from time to time with the Securities and Exchange Commission (the "SEC"), including, but not limited to, the risks detailed in the Company's preliminary prospectus dated September 30, 2021, filed with the SEC as part of the Company's Registration Statement on Form S - 1 (File No. 333 - 259278), and documents incorporated by reference therein. Forward - looking statements speak only as of the date the statements are made. The Company undertakes no obligation to update forward - looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward - looking information except to the extent required by applicable securities laws. CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS This presentation of Cyngn, Inc. ("the Company") contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act and other securities law. Words such as "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions or variations of such words are intended to identify forward - looking statements. For example, the Company is using forward - looking statements when it discusses its vision, the potential of its product, its strategy, market potential for its product(s), its paradigm, commercialization of its product(s), the benefits and use of its product(s), its product roadmap and anticipated adoption of its solutions by customers, anticipated pricing, the development of its solutions and product(s) in the manner and schedule anticipated by management, its ability to generate revenue, its ability to attract and retain customers, competition and its future growth. Forward - looking statements are not historical facts, and are based upon management's current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. 2

COMPANY OVERVIEW • TICKER : • RECENT STOCK PRICE : • SHARES OUTSTANDING: • MARKET CAP : • HEADQUARTERS : • EMPLOYEES : • WEBSITE : 3 NASDAQ: CYN $1.58 (as of 1/31/2022) 26.4 million (as of 11/17/2021) $41.7 million Menlo Park, Calif. 33 (as of 10/21/2021) www.cyngn.com Cyngn is an autonomous vehicle technology company focused on addressing industrial uses for autonomous vehicles.

OUR MISSION AND VISION Our mission is to develop and deploy autonomous driving software , built to serve a broad spectrum of industrial applications, from logistics to mining. Our solutions will give our customers a competitive advantage in the race to efficiency, safety, and productivity. Our vision is to be the leading advanced autonomy software solution for industrial and commercial enterprises. We are applied autonomy. 4

INVESTMENT HIGHLIGHTS

Proprietary software for operating industrial autonomous vehicles

- Cyngn's Enterprise Autonomy Suite (EAS) is a proprietary, full-stack software solution for operating fleets of autonomous vehicles in various industrial applications (Beta stage).
- Cyngn's technology is capable of operating a wide range of vehicle types, creating unique opportunities for productivity and scalability across sites.

Large market opportunity fueled by the need to increase productivity

- 883,000 units shipped by the top 10 material handling vehicle manufacturers in 2019.[1] The labor cost to drive these vehicles for two shifts per day is >$119B.[2]
- Cyngn has developed the fundamental building blocks that enable autonomous operation across diverse vehicles, which could open additional market opportunities in the future.

Experienced leadership supported by global partnerships

- The executive team has 20+ years of combined experience in AI/ML and mobility at companies such as Facebook, Baidu, and Maxim Integrated, including leadership roles at startups acquired by Tesla and Facebook.
- Renowned partners include Columbia Vehicle Group, First Transit, Here Maps, Formel D, and more.

• ABI Research Whitepaper: 'Trends In Supporting And Scaling Modern Automation'

2. Bureau of Labor Statistics: 'Employer Costs For Employee Compensation - June 2021', and management estimates

5

6 Columbia Vehicle Group announces it is building a fleet of autonomous industrial vehicles that use Cyngn's AV technology ( link ). BUILDING WITH AN OEM SUCCESSFUL PILOT RECENT MILESTONES Cyngn files for patent of a sensor module that streamlines deployment of DriveMod's self - driving technology at scale ( link ). INVENTION OF DRIVEMOD KIT Successful deployment of EAS at Global Logistics and Fulfillment's Las Vegas facility ( link ). Greenland Technologies chooses Cyngn to provide AV technology to their electric forklifts ( link ). EXPANDING TO FORKLIFTS

BUT COMPANIES NEED CONSISTENCY Industrial tasks involve repetitive physical activities that require accuracy at high rates . T his applies to a wide range of industries, including warehouse logistics, manufacturing and assembly, construction, mining, and air/seaports. V ehicles such as tuggers, stock chasers, forklifts, haulers, and various utility vehicles are the tools used to execute these industrial tasks. People are great at handling unpredictable situations and performing tasks requiring creativity . But people get bored, tired, and distracted when given tasks that require repetitive accuracy over an extended time. People make mistakes. IT'S HUMAN NATURE. HUMANS ARE CREATIVE THE PROBLEM: HUMAN ERROR 7

HIGH COSTS ASSOCIATED WITH HUMAN LABOR

Massive workforce

- 900,000 material handlers, stock pickers, and industrial vehicle drivers in the United States.[1]
- Estimated **$140 billion** spent on human labor across 20,000 warehouses in the US alone.[2]

Widespread labor shortages[3]

- Over 50% of supply chain & manufacturing leaders rated hiring and employee retention as their biggest challenge.
- 73% said it takes 30+ days to fill open positions.
- By 2030, the impact of unfilled manufacturing jobs could cost the US economy more than **$1 trillion.**

Significant losses due to accidents

- An industrial vehicle accident, on average, costs $42,000 not including cost due to lost production.[4]
- The average American warehouse experiences 9 accidents per year.[5]
- The total cost of preventable workplace injuries in the US in 2019 was **$171 billion.**[4]

• Bureau of Labor Statistics: 'Employer Costs For Employee Compensation - June 2021'
• Statista: "Number of Warehouses in U.S."

3. MHI Deloitte industry report

4. National Safety Council: 'Work Injury Costs - Injury Facts'
5. Bureau of Labor Statistics: 'Warehousing and Storage: NAICS 493'

8

INCREASED PRODUCTIVITY REDUCED DEPENDENCE ON LABOR LOWER COST OF LABOR INCREASED SAFETY Automation enables new forms of competitive advantage EVOLVE OR BE DISRUPTED FORWARD - LOOKING ENTERPRISES THAT HARNESS AUTOMATION BENEFIT FROM: THE SOLUTION IS AUTOMATION 9

• Investment in robots contributed 10% of growth in GDP per capita in OECD countries from 1993 to 2016.¹ • The impact of adding robots to industrial productivity is assessed to be higher than introducing steam technology was in the 19th century.² Centre of economic performance study found: PRODUCTIVITY SUSTAINABILITY • Our fleet is comprised of all electric vehicles • Autonomous vehicles can be programmed to drive with more conservative throttling and braking AUTONOMOUS VEHICLES DRIVE ESG IMPACT • Information Technology & Innovation Foundation: "Robotics and the Future of Production and Work" • Center for Economic Performance: "Robots at Work" 10

DISRUPTIVE ENTERPRISES ARE SURGING AHEAD



4,000,000

commercial robots estimated to be working in 50,000 warehouses globally by 2025.[1]

CASE STUDY: FOXCONN

2011

Announced plans to replace 1.2M human workforce with 1m robots.[2]

2016

Reduced human workforce at iPhone 6 plant by 50+% (110k to 50k).[3]

2021

Foxconn market cap ~$55B, 50%+ higher than 2011. Two closest competitors (Jabil & Flex) each <$10B.

- ABI Research - '50,000 Warehouses to Use Robots by 2025 as Barriers to Entry Fall and AI Innovation Accelerates"
- IEEE Spectrum - 'Foxconn To Replace Human Workers With One Million Robots'
- 9to5Mac - 'iPhone maker Foxconn has replaced more than half its workforce with robots since iPhone 6 launch'

11

CYNGN'S OPPORTUNITY TODAY

$119+ BILLION[1]

annual driver labor costs for material handling vehicles

883,000
units shipped in 2019 by the top 10 material handling vehicle manufacturers[2]

$32
average cost per hour for transportation and material moving employees in the US[3]

4,174
hours a vehicle is used per year, based on typical two-shift per day operation


COLUMBIA

"EVERYTHING THAT MOVES WILL BECOME AUTONOMOUS"
– Nvidia CEO, Jensen Huang

- 883,000 vehicles x 4,174 hours/yr x $32.34/hr = $119B
- ABI Research Whitepaper: 'Trends In Supporting And Scaling Modern Automation'
- Bureau of Labor Statistics: 'Employer Costs For Employee Compensation – June 2021'

12

MORE COMMONALITY FROM SITE TO SITE CONTROLLED INTERACTIONS WITH TRAINED HUMANS PREDICTABLE WORKFLOWS MORE STRUCTURED OPERATION LOWER SPEED REQUIREMENTS LOWER REGULATORY HURDLES LESS COMPLEX ROUTES Compared to Passenger Vehicles, Industrial Vehicles Offer: WIDE ADOPTION OF AUTONOMOUS VEHICLES STARTS WITH INDUSTRIAL APPLICATIONS 13

DRIVEMOD Full - Stack Autonomous Driving Software System Intelligent Control Center CYNGN INSIGHT CYNGN EVOLVE Data Optimization Tools • Fleet management system • Human - machine interfaces: web, mobile, on - vehicle • Operational analytics • Teleoperation • Real - time diagnostics • Data pipeline • Performance analytics • Simulation • Machine learning infrastructure CYNGN'S ENTERPRISE AUTONOMY SUITE (EAS)* CUSTOMER - FACING PRODUCTS INTERNAL TOOLKIT Successfully tested on 9 different vehicle types 14 *EAS is currently available as a private beta release to select customers

DRIVEMOD

Robotaxi Brain in an Industrial Vehicle

The result is superhuman capability:

- 360° perception around the vehicle
- detect 1,000+ objects/obstacles per second
- 1,000+ candidate paths per second
- navigate optimal detailed path



SEE

- Multi-modal sensor fusion
- AI/ML powered perception
- Existence-based virtual bumper
- High-definition semantic maps
- Laser-accurate localization



DECIDE

- Abstracted behavioral decision framework
- Context-aware prediction
- Thousands of candidate paths proposed per second
- Dynamic routing and motion planning system



ACT

Adaptive, intelligent control that is capable of operating a wide range of vehicle types and sizes.

15

Fleet Management and Diagnostics Business and Operational Insight Remote Support and Teleoperation Fleet monitoring and management to maximize asset utilization: operate, observe, and analyze CYNGN INSIGHT 16

Machine Learning Infrastructure & Data Pipeline Hybrid Simulation & Automatic Grading Frameworks Autonomous Vehicle Performance Analytics How Cyngn expands its autonomous vehicle capabilities CYNGN EVOLVE 17

• Supports a single use case, but industrial customers have diverse vehicle fleets. • Narrow focus limits opportunity for data collection to advance and expand AI and V2V capabilities. • Results in duplicate bring up and support cost to the customer. • Single - frame, record and rerun or free - space navigation robotic systems. • Existence - based obstacle avoidance • Limited or no situational awareness and prediction. • Produces slow systems with minimal ability to react to real - time changes. THE COMPETITIVE LANDSCAPE A FRAGMENTED SOLUTION SPACE • Doesn't integrate with existing vehicles. Requires customers to purchase a brand new fleet. • Carry the burden of both hardware and software development. • Difficult to compete with incumbent players across cost, reliability, and service. VERTICALLY INTEGRATED SINGLE APPLICATION BASIC AUTOMATION 18

19 OUR COMPETITIVE ADVANTAGE YOUR VEHICLE POWERED BY OUR SOFTWARE MULTIPLE APPLICATIONS ADVANCED AUTONOMY • Developed for robotaxi capability by using leading technology like AI, sensor fusion, and abstract decision making. • Takes advantage of sensor and compute advancements that are driven by high - volume, high - quality automotive industry. • DriveMod can be deployed on a wide range of vehicles, creating a unique offering to support multiple applications across sites. • EAS collects data that can expand capabilities within the application and grow into adjacent applications. • DriveMod can be retrofitted onto existing vehicles to accelerate adoption, and vehicles can still be driven manually. • We partner with vehicle manufacturers that are trusted incumbents. • Customers can take advantage of established distribution and support networks.

Long Haul Trucking Robotaxis Highway Automation WE BRING THE BEST OF AUTONOMOUS DRIVING TECHNOLOGY TO INDUSTRIAL APPLICATIONS Billions of dollars in funding and long years of research have focused on robotaxis, trucking, and highway automation, which are not being built to address industrial needs. We apply best practices and domain knowledge from public road solutions, and bring advanced autonomy to industrial vehicles and applications. 20

21 INDUSTRY PEERS Source: Bloomberg 2020 Revenue -- $1.8M -- -- NASDAQ Ticker CYN TSP AUR EMBK Market Cap $41.7 M $4.0 B $5.5 B $1.4 B Business An autonomous vehicle technology company focused on addressing industrial uses for autonomous vehicles A global autonomous driving technology company developing a commercial - ready, fully autonomous driving solution for long - haul heavy - duty trucks Develops and delivers self - driving technology, offers a platform that autnomously operates passenger vehicles, commercial vehicles and heavy - duty trucks An autonomous vehicle company offering cloud - based autonomous fleet management solutions

Autonomous electric utility vehicles at an International Container Terminals Services (ICTSI) container port in the Philippines. 2017 22 2016 Autonomous electric shuttle busses at the Loblaw corporate headquarters in Canada. 2019 Began developing AV solutions in complex mixed traffic to overshoot the requirements of industrial sites. TRAIN HARD, DRIVE EASY STRESS TESTED UNDER EXTREME CONDITIONS TO ENSURE COMMERCIAL READINESS

23 COLLABORATIVE GO - TO - MARKET APPROACH An ecosystem designed to support scaled, high - quality autonomous fleet deployments

CYNGN EAS WILL BE OFFERED AS SAAS VIA ANNUAL LICENSE PER VEHICLE Pricing Factors: • Target Vehicle • Utilization • End Application • Number of Vehicles Remember: the top 10 material handling manufacturers shipped 883,000 units in 2019. 24

PHASE 1 PHASE 2 PHASE 3 PHASE 4 LAND & EXPAND The path to multi - million dollar accounts • Multiple Sites • 1 Vehicle Type • 10s of Vehicles • 1 Site • 1 Vehicle Type • <10 Vehicles 2022 2023 2024 2025 • Multiple Sites • Multiple Vehicle Types • 100s of Vehicles • Many Sites • Many Vehicle Types • 1,000s of Vehicles Real - world Example: One of our potential customers, a building solutions company, has 400+ sites that use 20+ different forklift models from 5 different manufacturers, as well as front loaders and yard sweepers. 25

26 BALANCE SHEET HIGHLIGHTS Following the completion of its IPO in October 2021, Cyngn is well capitalized with $25.0 million in cash and cash equivalents on the balance sheet. 12.31.20 9.30.21 9.30.21 Pro Forma Includes IPO Proceeds Cash & Cash Equivalents (including restricted cash) $6.5m $1.7m $25.0m Working Capital $24.8m $1.5m $6.1m Total Stockholder's Equity $23.3m $0.03m $5.6m

In the future, we can expand our offering to public roadway: Our technology already applies to additional industrial applications • Management estimate from Bureau of Labor Statistics data . See slide 11 . MATERIAL HANDLING IS JUST THE BEGINNING Industrial and commercial autonomous applications share fundamental technological building blocks. Cyngn developed these building blocks and integrate them across diverse autonomous driving solutions. $119B annual driver costs for vehicles sold by the top - 10 material handling OEMs Our current focus 27 1

Lior Tal CEO SINCE 2016 Previously: Director of international growth and partnerships at Facebook, co - founder and VP of business development at Snaptu (acquired by Facebook), partner at Barzam, Tal, Lerer Attorneys at Law and Patent Attorneys. Held leadership roles at Actimize (acquired by NICE), DiskSites (acquired by EMC), Odigo (acquired by Comverse). 28 Donald Alvarez CFO SINCE 2021 Previously: VP of Finance of the International Council of Shopping Centers, VP of Finance of QuVa Pharma, Inc., National managing partner, COO and CFO of Tatum, a Randstad Company. Has held several other senior financial and operational roles in both private and public companies. Biao Ma VP OF ENGINEERING SINCE 2017 Previously: Software architect for autonomous driving and senior software engineer at Baidu, software engineer at Carnegie Mellon University. MS Computer Science at Carnegie Mellon. Ben Landen VP OF BUSINESS DEVELOPMENT SINCE 2019 Previously: Company's Senior Director of Product & Partnerships, Head of Product & BD at DeepScale (acquired by Tesla), managed $100M automotive semiconductor product line as Senior Business Manager of Maxim Integrated. MBA at UC Berkeley's Haas School of Business, and BS Electrical Engineering at California Polytechnic University SLO. EXECUTIVE TEAM Marc Brown VP OF HR Previously: Executive Vice President and Chief People Officer at ZOVIO. Head of People, Corporate Communications, and Facilities at Provide Commerce. Key Operational Leadership Roles at Petco, Encore Capital Group, United Healthcare, Best Buy, and Honeywell.

BOARD OF DIRECTORS Karen MacLeod INDEPENDENT DIRECTOR Currently: Market Leader — Interim Solutions of Korn Ferry. Previously: CEO of the Arete Group. Board member FWA of New York, member and chair of Track Group Inc.'s audit committee. President of Tatum, Randstand Holdings NV Company, president of Resources Connection, Inc. North America. BOD member Resources Connection, Inc., audit committee of FWA. Jim McDonnell INDEPENDENT DIRECTOR Currently: SVP of Sales & Marketing at Vispero. Previously: VP of sales excellence HSM and Commercial Excellence for HSF at Honeywell, SVP Global Sales & Marketing at Intermec, and held several senior roles at Hewlett - Packard over more than 26 years. Prior member of Astek's board. Colleen Cunningham INDEPENDENT DIRECTOR Previously: Member of board of AICPA. SVP - Controller of Zoetis, Inc., Global Managing Director - RGP, CEO of Financial Executives International, CFO Havas Advertising, Chief Accounting Officer AT&T. Prior member of FASB Advisory Committee (FASAC) and IASB Advisory Committee (IASC). Mitch Lasky DIRECTOR Currently: Partner of Benchmark Capital, co - owner of LA Football Club. Serves on BOD of various companies including: Discord, Manticore Games Inc., Ubiquity6 Inc., thatgamecompany. Previously: EVP, Mobile & Online of Electronic Arts, CEO and chairman of the board of JAMDAT Mobile, Inc. Member of board Snap, Inc., Inc., PlayFab, Inc., Engine Yard, etc. 29 Lior Tal DIRECTOR & CHAIRMAN OF THE BOARD Previously: Director of international growth and partnerships at Facebook, co - founder and VP of business development at Snaptu (acquired by Facebook), partner at Barzam, Tal, Lerer Attorneys at Law and Patent Attorneys. Held leadership roles at Actimize (acquired by NICE), DiskSites (acquired by EMC), Odigo (acquired by Comverse).

An opportunity to invest in a company focused on practical applications in the growing automation market that addresses the very real problem of dependence on a human workforce, particularly in an ongoing pandemic environment. Proprietary, innovative technologies for operating various industrial vehicles autonomously within a flexible, scalable framework. Product and go - to - market strategies supported by partnerships with reputable global firms in mobility, logistics, and industrial markets. Experienced leadership backed by best - in - class R&D team . KEY TAKEAWAYS 30 $119 Billion Market Advanced Autonomy Key Strategic Partnerships Winning Team

www.cyngn.com THANK YOU IR CONTACTS At Cyngn Don Alvarez, CFO 831.239.5625 dalvarez@cyngn.com At The Equity Group Carolyne Sohn, VP 415.568.2255 investors@cyngn.com csohn@equityny.com